Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

June 3, 2016

Bank of America, N.A., as Administrative Agent
under the Credit Agreement referred to below
Attention:  Felicia Brinson

Ladies and Gentlemen:

Please refer to the Credit Agreement dated as of September 22, 2015 (as amended or otherwise modified from time to time, the “Credit Agreement”) among Affiliated Managers Group, Inc., as Borrower, various financial institutions and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.  Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

In connection with the increase in the Aggregate Commitments from $1,300,000,000 to $1,450,000,000 pursuant to Section 2.3 of the Credit Agreement, each of Barclays Bank PLC (“Barclays”), The Bank of Tokyo-Mitsubishi UFJ, LTD. (“BTMU”), and JPMorgan Chase Bank, N.A.  (“JPM” and, together with Barclays and BTMU, collectively, the “Increasing Lenders” and, each, an “Increasing Lender”), each an existing Lender under the Credit Agreement, has agreed to increase its respective Commitment from (i) $90,000,000 to $150,000,000, in the case of Barclays, (ii) $110,000,000 to $160,000,000, in the case of BTMU and (iii) $90,000,000 to $130,000,000, in the case of JPM, to facilitate such increase in the Aggregate Commitments; and in each case, on June 8, 2016, subject to the occurrence of the Increase Conditions (as defined below) (such date, the “Increase Effective Date”).

Each Increasing Lender agrees to execute and deliver such other instruments, and take such other actions, as the Administrative Agent or the Borrower may reasonably request in connection with the transactions contemplated by this Commitment Increase Agreement (this “Agreement”).

Each Increasing Lender acknowledges and agrees that, on the Increase Effective Date, such Lender’s Commitment shall be increased as set forth in the second paragraph hereof and such Increasing Lender will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

As of the Increase Effective Date, Schedule I (Lender Commitments) to the Credit Agreement shall be replaced by Schedule I (Lender Commitments) attached hereto, and the Increase Effective Date shall be deemed to be the Increase Effective Date referred to in the Credit Agreement.

This Agreement shall be effective as of the date hereof upon the Administrative Agent’s receipt of this Agreement duly executed by each of the parties hereto.  The effectiveness of the increase on the Increase Effective Date shall be subject to (i) the Administrative Agent’s receipt prior to 11:00am Eastern time, June 8, 2016, of a certificate dated as of the Increase Effective Date signed by a Responsible Officer of the Borrower (x) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (y) certifying that, before and after giving effect to such increase, no Default or Event of Default exists and (ii) the payment of any fees due to the Increasing Lenders (collectively, the “Increase Conditions”).

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

2

Very truly yours,

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Glenn Schuermann
Name:	Glenn Schuermann
Title:	Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Kenise Henry Larmond
Name:	Kenise Henry Larmond
Title:	Vice President

Acknowledged and consented to as of

June 3, 2016

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angela Larkin
Name:	Angela Larkin
Title:	Assistant Vice President

Acknowledged and consented to as of

June 3, 2016

AFFILIATED MANAGERS GROUP, INC., as Borrower

By:	/s/ Jay C. Horgen
Name:	Jay C. Horgen
Title:	Chief Financial Officer and Treasurer

SCHEDULE I

LENDER COMMITMENTS/LOANS

Lenders	Commitment	Commitment Percentage
BANK OF AMERICA, N.A.	$120,000,000.00	8.275862069%
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$160,000,000.00	11.034482759%
BARCLAYS BANK PLC	$150,000,000.00	10.344827586%
JPMORGAN CHASE BANK, N.A.	$130,000,000.00	8.965517241%
CITIZENS BANK, N.A.	$110,000,000.00	7.586206897%
CITIBANK, N.A.	$95,000,000.00	6.551724138%
ROYAL BANK OF CANADA	$95,000,000.00	6.551724138%
WELLS FARGO BANK, NATIONAL ASSOCIATION	$95,000,000.00	6.551724138%
BMO HARRIS BANK N.A.	$90,000,000.00	6.206896551%
DEUTSCHE BANK AG, NEW YORK BRANCH	$90,000,000.00	6.206896551%
U.S. BANK NATIONAL ASSOCIATION	$60,000,000.00	4.137931036%
THE HUNTINGTON NATIONAL BANK	$55,000,000.00	3.793103448%
THE BANK OF NEW YORK MELLON	$50,000,000.00	3.448275862%
THE BANK OF NOVA SCOTIA	$50,000,000.00	3.448275862%
THE NORTHERN TRUST COMPANY	$50,000,000.00	3.448275862%
SUNTRUST BANK	$50,000,000.00	3.448275862%

Total	$1,450,000,000.00	100.000000000%